UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2012

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders of Sensata Technologies Holding N.V. (the “Company”) was held on May 22, 2012. Set forth below are the matters the stockholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement.
1. Election of Directors:

Nominee	Votes For	Votes Against*	Abstentions	Broker Non-Votes
Thomas Wroe, Jr.	127,332,872	31,581,765	6,751	1,524,242
Martha Sullivan	133,195,908	25,718,417	7,063	1,524,242
Lewis B. Campbell	148,263,027	10,651,426	6,935	1,524,242
Paul Edgerley	133,047,517	25,867,186	6,685	1,524,242
Michael J. Jacobson	148,253,806	10,660,247	7,335	1,524,242
John Lewis	147,995,758	10,918,775	6,855	1,524,242
Charles W. Peffer	148,262,066	10,652,637	6,685	1,524,242
Kirk P. Pond	148,262,767	10,651,736	6,885	1,524,242
Michael Ward	133,110,587	25,803,466	7,335	1,524,242
Stephen Zide	133,036,495	25,878,208	6,685	1,524,242
* Indicates a vote for Marc Roskam
Other than Martha Sullivan, each of the nominees was elected for a term of one year. Martha Sullivan will become a director on January 1, 2013 and will serve until the 2013 Annual General Meeting of Shareholders.
2. To ratify Ernst & Young LLP as independent auditor for the fiscal year ending December 31, 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,352,666	76,440	16,524	0
3. To adopt the Company’s Dutch statutory annual accounts for the year ended December 31, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,402,716	9,412	28,334	5,168
4. To discharge members of the Company’s Board of Directors from certain liabilities for fiscal year 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,335,913	91,396	13,153	5,168
5. To approve the amendment to the remuneration policy of the Company's Board of Directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,204,646	227,460	8,356	5,168
6. To extend the authority of the Company’s Board of Directors for a period of 18 months to repurchase as many shares in the capital of the Company as is permitted:

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,909,238	17,933,385	78,765	1,524,242
7. To extend the authority of the Company’s Board of Directors to issue ordinary shares and/or preferred shares and/or grant rights to acquire the Company’s shares (including options to subscribe for shares):

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,630,036	39,284,173	7,179	1,524,242
8. To amend the Company’s articles of association and to authorize the Chairman of the Board of Directors and each employee of Loyens and Loeff N.V. to execute the deed of amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,912,793	4,799	3,796	1,524,242

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Robert Hureau
Date: May 23, 2012	Name: Robert Hureau
Title: Chief Financial Officer